                               RS INVESTMENT TRUST

                                   SUPPLEMENT
                                       to
                                   Prospectus
                                dated May 1, 2005
                          as revised November 15, 2005


The ticker symbol for RS Investors Fund (inception date 11/15/05) is RSINX.

November 21, 2005

RS INVESTMENT TRUST
PROSPECTUS

MAY 1, 2005
AS REVISED NOVEMBER 15, 2005

CALL 1-800-766-FUND | www.RSinvestments.com


GROWTH

RS DIVERSIFIED GROWTH FUND
RS EMERGING GROWTH FUND
RS GROWTH FUND
THE INFORMATION AGE FUND(R)
RS INTERNET AGE FUND(R)
RS MIDCAP OPPORTUNITIES FUND
RS SMALLER COMPANY GROWTH FUND


VALUE

RS GLOBAL NATURAL RESOURCES FUND
RS INVESTORS FUND
RS PARTNERS FUND
RS VALUE FUND

CALL RS INVESTMENTS AT 1-800-766-FUND TO FIND OUT MORE ABOUT THE FUNDS. THIS PROSPECTUS EXPLAINS WHAT YOU SHOULD KNOW ABOUT THE RS FUNDS BEFORE YOU INVEST. PLEASE READ IT CAREFULLY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RS INVESTMENTS LOGO]

TABLE OF CONTENTS

                                                                           PAGE
GROWTH FUND SUMMARIES
   RS Diversified Growth Fund                                                 2
   RS Emerging Growth Fund                                                    4
   RS Growth Fund                                                             6
   The Information Age Fund(R)                                                8
   RS Internet Age Fund(R)                                                   11
   RS MidCap Opportunities Fund                                              14
   RS Smaller Company Growth Fund                                            16

VALUE FUND SUMMARIES
   RS Global Natural Resources Fund                                          18
   RS Investors Fund                                                         21
   RS Partners Fund                                                          23
   RS Value Fund                                                             26

YOUR INVESTMENT
   Fees and Expenses                                                         29
   Cost of Investing                                                         30
   Impact on Returns                                                         30
   Additional Information About Investment Strategies and Risks              31
   Principal Risks                                                           31
   Other Investment Strategies and Risks                                     35
   Management of the Funds                                                   36
   Portfolio Managers                                                        38
   How Shares Are Priced                                                     40
   How to Purchase Shares                                                    40
   How to Sell Shares                                                        42
   Exchanges                                                                 44
   Frequent Purchases and Redemptions                                        44
   USA Patriot Act                                                           45
   Dividends and Distributions                                               45
   Taxes                                                                     45
   Disclosure of Portfolio Holdings                                          46
   Distribution Arrangements and Rule 12b-1 Fees                             46

FINANCIAL HIGHLIGHTS
   RS Diversified Growth Fund                                                48
   RS Emerging Growth Fund                                                   49
   RS Growth Fund                                                            50
   The Information Age Fund(R)                                               51
   RS Internet Age Fund(R)                                                   52
   RS MidCap Opportunities Fund                                              53
   RS Smaller Company Growth Fund                                            54
   RS Global Natural Resources Fund                                          55
   RS Investors Fund                                                         56
   RS Partners Fund                                                          57
   RS Value Fund                                                             58

ADDITIONAL INFORMATION
   RS Investments Privacy Policy                                             59
   Investing with RS                                                         60

RS DIVERSIFIED GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund typically invests in a diversified portfolio of small-capitalization growth companies across a broad mix of industries.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

- whether the company has experienced or has the potential for superior earnings-per-share growth;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

-    whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

- the price of the security appears relatively high or attains RS Investments' price target;

-    the company's business fundamentals turn negative;

-    another investment may offer a better opportunity;

-    the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000(R) Index on the last day of the most recent quarter (currently, approximately $4.6 billion, based on the size of the largest company on September 30, 2005). The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 400%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

97          29.45%
98          16.28%
99         150.21%
00         -26.91%
01           1.88%
02         -39.12%
03          57.91%
04           1.48%

BEST QUARTER         Fourth Quarter 1999      62.94%
WORST QUARTER        Third Quarter 2001      -29.38%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the past eight calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                        SINCE
                                                                    INCEPTION
                                                1 YEAR   5 YEARS     (8/1/96)
Return Before Taxes                               1.48%    -6.19%       15.63%

Return After Taxes
on Distributions+                                 1.48%    -6.58%       13.61%

Return After Taxes on
Distributions and Sale of
Fund Shares+                                      0.96%    -5.39%       12.67%

Russell 2000(R) Growth Index*                    14.31%    -3.57%        5.12%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS EMERGING GROWTH FUND

INVESTMENT OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in smaller, rapidly growing emerging companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

-    whether the company has experienced strong revenue growth;

-    whether the company appears to have a strong competitive position;

- whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

-    the price of the security appears high relative to the company's prospects;

-    the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

PRINCIPAL INVESTMENTS The Fund normally invests at least 80% of its net assets in equity securities of companies that RS Investments believes have the potential for more rapid growth than the overall economy. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $2.0 billion or less. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

95                   20.32%
96                   21.53%
97                   18.54%
98                   28.02%
99                  182.56%
00                  -25.04%
01                  -27.31%
02                  -40.16%
03                   46.74%
04                   15.16%

BEST QUARTER        Fourth Quarter 1999        75.17%
WORST QUARTER       Third Quarter 2001        -31.26%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the past 10 calendar years. The table to the left compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                                              SINCE
                                                                                          INCEPTION
                                                    1 YEAR       5 YEARS     10 YEARS    (11/30/87)
Return Before Taxes                                 15.16%       -11.24%       13.20%        16.73%
Return After Taxes
on Distributions+                                   15.16%       -11.45%       10.88%        14.54%
Return After Taxes on
Distributions and Sale of
Fund Shares+                                         9.85%        -9.27%       10.21%        13.93%
Russell 2000(R) Growth Index*                       14.31%        -3.57%        7.12%         9.51%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of growth companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

- whether the company has experienced or has the potential for superior earnings-per-share growth;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

-    whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

- the price of the security appears relatively high or attains RS Investments' price target;

-    the company's business fundamentals turn negative;

-    another investment may offer a better opportunity;

-    the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

PRINCIPAL INVESTMENTS Although it may invest in companies of any size, the Fund invests principally in equity securities of companies with market capitalizations greater than $1.5 billion. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- MIDSIZED COMPANIES RISK Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

95           42.70%
96           14.12%
97           13.81%
98           27.44%
99           28.43%
00          -11.09%
01          -20.43%
02          -27.53%
03           44.24%
04           11.95%

BEST QUARTER        Fourth Quarter 1998          24.07%
WORST QUARTER       Third Quarter 2001          -17.89%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the past 10 calendar years. The table to the left compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                                              SINCE
                                                                                          INCEPTION
                                                    1 YEAR       5 YEARS     10 YEARS     (5/12/92)
Return Before Taxes                                 11.95%        -3.71%        9.65%        11.88%
Return After Taxes on
Distributions+                                       7.99%        -5.43%        7.38%         9.91%
Return After Taxes on
Distributions and Sale of
Fund Shares+                                         9.19%        -3.73%        7.54%         9.81%
Russell 1000(R) Growth Index*                        6.30%        -9.29%        9.59%         8.71%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

THE INFORMATION AGE FUND(R)

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in the information technology sector. Companies in the information technology sector include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. Many of these are companies that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

-    whether the company has experienced strong revenue growth;

-    whether the company appears to have a strong competitive position;

- whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

THE INFORMATION TECHNOLOGY SECTOR. The following examples illustrate the wide range of products and services provided by companies in this sector:

- computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

- telecommunications products and services including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

- e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

- medical products and services developed or provided through or using the Internet;

-    multimedia products and services;

-    information services, outsourcing, and data processing;

-    dissemination of market, economic, and financial information.

A particular company will be considered to be in the information technology sector if, at the time of investment, at least 50% of the company's assets, gross income, or net profits are, in RS Investments' judgment, committed to, or derived from, industries in the information technology sector. A company will also be considered to be in the information technology sector if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

-    the price of the security appears high relative to the company's prospects;

-    the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

In recent periods, the Fund has frequently held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

RS Investments expects that the Fund and the RS Internet Age Fund(R) will hold a number of investments in common in the future. However, the investment portfolio of the Fund will likely include investments in a number of large-capitalization companies in which the RS Internet Age Fund(R) will not invest, and the RS Internet Age Fund(R) may engage in short sales. In addition, the RS Internet Age Fund(R) will likely invest a greater portion of its assets in investments directly associated with the Internet. As a result, it is likely that, over time, the Funds' portfolios and performance records will diverge significantly. (The expenses incurred by the two Funds may also differ, and the portfolios' tax attributes will likely differ. For example, the RS Internet Age Fund(R) currently has a tax capital loss carryforward that is substantially larger, both absolutely and as a proportion of that Fund's net asset value, than that of The Information Age Fund(R).)

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in the information technology sector. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest most of its assets in small- and mid-cap companies, although its portfolio will likely also include investments in a number of large-capitalization companies. The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- CONCENTRATION RISK Concentrating investments in the information technology sector increases the risk of loss, because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

96           26.72%
97            6.15%
98           52.20%
99          126.22%
00          -35.09%
01          -22.11%
02          -48.04%
03           97.75%
04            7.30%

BEST QUARTER       Fourth Quarter 1999        59.77%
WORST QUARTER      Third Quarter 2001        -33.81%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance and an additional index. The bar chart to the left shows changes in the Fund's performance for the past nine calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index and additional indices. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                        SINCE
                                                                    INCEPTION
                                                1 YEAR    5 YEARS  (11/15/95)
Return Before Taxes                               7.30%   -11.03%      10.06%
Return After Taxes
on Distributions+                                 7.30%   -11.76%       8.84%
Return After Taxes on
Distributions and Sale of
Fund Shares+                                      4.75%    -9.11%       8.49%
S&P 500(R) Index*                                10.92%    -2.33%       9.85%
   (reflects no deduction for fees,
   expenses, or taxes)
Goldman Sachs Technology Composite
Index**                                           2.57%   -16.10%       8.54%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

** The Goldman Sachs Technology Composite Index ("GS Index") is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The GS Index has replaced the PSE Technology 100 Index (which is a price-weighted index modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within advanced technology fields) as the Fund's comparative index because RS Investments believes the GS Index is more representative of the Fund's likely investment universe. For the 1-Year, 5-Year, and Since Inception periods ended December 31, 2004, the average annual total returns of the PSE Technology 100 Index were 11.73%, -4.33%, and 15.71%, respectively.

RS INTERNET AGE FUND(R)

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in companies that RS Investments believes are likely to benefit from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and (iii) other companies in any industry that RS Investments believes are likely to benefit as a direct or indirect result of the growth of the Internet. The Fund's investments will not necessarily be limited to companies in the technology sector but may include issuers in a wide range of industries. The Fund may sell securities short in an amount up to 25% of the value of the Fund's assets.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

-    whether the company has experienced strong revenue growth;

-    whether the company appears to have a strong competitive position;

- whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

The following examples illustrate the wide range of products and services provided by companies in which the Fund may invest:

- computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

- telecommunications products and services including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

- e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

- medical products and services developed or provided through or using the Internet;

-    multimedia products and services;

-    information services, outsourcing, and data processing;

-    dissemination of market, economic, and financial information.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

-    the price of the security appears high relative to the company's prospects;

-    the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

In recent periods, the Fund has frequently held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

RS Investments expects that the Fund and The Information Age Fund(R) will hold a number of investments in common in the future. However, the investment portfolio of The Information Age Fund(R) will likely include investments in a number of large-capitalization companies in which the Fund will not invest, and The Information Age Fund(R) may not engage in short sales. In addition, the Fund will likely invest a greater portion of its assets in investments directly associated with the Internet. As a result, it is likely that, over time, the Funds' portfolios and performance records will diverge significantly. (The expenses incurred by the two Funds may also differ, and the portfolios' tax attributes will likely differ. For example, the RS Internet Age Fund(R) currently has a tax capital loss carryforward that is substantially larger, both absolutely and as a proportion of that Fund's net asset value, than that of The Information Age Fund(R).)

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund will normally invest at least 80% of its net assets in companies that RS Investments believes are likely to benefit substantially from the development of the Internet. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest most of its assets in small- and mid-cap companies. The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- CONCENTRATION RISK Concentrating investments in the information technology sector increases the risk of loss, because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- SHORT SALES RISK The Fund will lose money on a short sale if the value of the security sold short increases. The Fund may not be able to close out a short position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

00        -46.39%
01        -11.79%
02        -43.23%
03        101.22%
04          9.27%

BEST QUARTER      Fourth Quarter 2001           53.60%
WORST QUARTER     Fourth Quarter 2000          -39.65%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance and additional indexes. The bar chart to the left shows the Fund's performance for the past five calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index and additional indices. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                          SINCE
                                                                      INCEPTION
                                                   1 YEAR    5 YEARS  (12/1/99)
Return Before Taxes                                 9.27%    -10.01%     -6.28%
Return After Taxes
on Distributions+                                   9.27%    -10.01%     -6.28%
Return After Taxes on
Distributions and Sale of
Fund Shares+                                        6.03%     -8.21%     -5.22%
S&P 500(R) Index*                                  10.92%     -2.33%     -1.31%
   (reflects no deduction for fees,
   expenses, or taxes)
TheStreet.com                                      36.09%    -29.00%    -25.40%
Internet Sector (DOT(SM)) Index**
   (reflects no deduction for fees,
   expenses, or taxes)
Goldman Sachs Technology Composite Index***         2.57%    -16.10%    -13.06%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

** TheStreet.com Internet Sector (DOT(SM)) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

*** The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS MIDCAP OPPORTUNITIES FUND

INVESTMENT OBJECTIVE Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of mid-cap companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

- whether the company has experienced or has the potential for superior earnings-per-share growth;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

-    whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

- the price of the security appears relatively high or attains RS Investments' price target;

-    the company's business fundamentals turn negative;

-    another investment may offer a better opportunity;

-    the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. RS Investments currently considers a company to be a mid-cap company if the company has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the last day of the most recent quarter (currently, approximately $21.5 billion, based on the size of the largest company on September 30, 2005). The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- MIDSIZED COMPANIES RISK Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 500%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

96      24.16%
97      22.40%
98      11.65%
99      56.12%
00      -6.28%
01     -14.01%
02     -26.41%
03      48.49%
04      12.36%

BEST QUARTER         Fourth Quarter 1999       33.16%
WORST QUARTER        Third Quarter 2001       -26.63%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the past nine calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                           SINCE
                                                                       INCEPTION
                                                   1 YEAR    5 YEARS   (7/12/95)
Return Before Taxes                                12.36%     -0.21%      12.07%
Return After Taxes
on Distributions+                                  12.36%     -2.03%       8.77%
Return After Taxes on
Distributions and Sale of
Fund Shares+                                        8.04%     -1.31%       8.63%
Russell Midcap(R)
Growth Index*                                      15.48%     -3.36%       9.28%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell Midcap(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS SMALLER COMPANY GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in smaller growth companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

-    whether a company has sustainable revenue and/or earnings growth;

- whether a company has a competitive advantage and strong financial characteristics;

-    whether a company is underfollowed by Wall Street analysts.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

-    the company no longer provides these advantages;

-    the security's price reflects the company's value;

-    the security's price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

In recent periods, the Fund frequently has held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies--currently, companies with market capitalizations of $1.5 billion or less. Historically, the Fund has invested in companies with market capitalizations on the smaller side of this range. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 200%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

97           30.45%
98           -0.63%
99           56.66%
00            4.44%
01            8.31%
02          -39.07%
03           60.91%
04           15.38%

BEST QUARTER         Fourth Quarter 1999        34.90%
WORST QUARTER        Third Quarter 2002        -27.06%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the past eight calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                           SINCE
                                                                       INCEPTION
                                                   1 YEAR     5 YEARS  (8/15/96)
Return Before Taxes                                15.38%       5.06%     13.35%
Return After Taxes
on Distributions+                                  14.28%       3.93%     12.63%
Return After Taxes on
Distributions and Sale of
Fund Shares+                                       10.82%       3.83%     11.61%
Russell 2000(R) Growth Index*                      14.31%      -3.57%      4.76%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of issuers in natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

Companies in natural resources industries include companies that RS Investments considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.

Companies in natural resources industries may include, for example, companies that:

- participate in the discovery and development of natural resources from new or conventional sources;

- own or produce natural resources such as oil, natural gas, precious metals, and other commodities;

- engage in the transportation, distribution, or processing of natural resources;

- contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control;

- provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company's assets, gross income, cash flow, or net profits is, in RS Investments' judgment, committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if RS Investments believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in natural resources industries.

RS Investments typically performs fundamental analysis to identify companies offering the potential for capital appreciation. RS Investments may use a cash flow-return analysis to evaluate investments for the Fund and attempt to identify companies with rates of return that exceed their costs of capital over a commodity cycle. In selecting investments for the Fund, RS Investments will not necessarily seek to identify companies whose share values will directly reflect changes in the values of one or more natural resources, but will seek to identify companies in natural resources industries offering the potential for capital appreciation generally.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in securities of companies RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- NATURAL RESOURCES INVESTMENT RISK Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- CONCENTRATION RISK Concentrating investments in the natural resources sector increases the risk of loss, because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- DEBT SECURITIES RISK The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

96              41.21%
97             -17.14%
98             -34.45%
99              22.39%
00              25.85%
01               0.61%
02              17.04%
03              42.13%
04              34.43%

BEST QUARTER        Second Quarter 1999       28.04%
WORST QUARTER       Third Quarter 1998       -22.47%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance and an additional index. The bar chart above shows changes in the Fund's performance for the past nine calendar years. The table to the left compares the Fund's performance to a broad-based market index and an additional index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                            SINCE
                                                                        INCEPTION
                                                   1 YEAR     5 YEARS  (11/15/95)
Return Before Taxes                                34.43%      23.14%      11.44%
Return After Taxes on
Distributions+                                     32.94%      22.87%      11.17%
Return After Taxes on
Distributions and Sale of
Fund Shares+                                       22.86%      20.51%      10.07%
S&P 500(R) Index*                                  10.92%      -2.33%       9.85%
   (reflects no deduction for
   fees, expenses, or taxes)
Lipper Natural Resources
Index**                                            35.25%      12.34%      12.53%
   (reflects no deduction for
   fees, expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

** The Lipper Natural Resources Index is an unmanaged, equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. Unlike the Fund, the index does not incur fees or expenses.

RS INVESTORS FUND

INVESTMENT OBJECTIVE The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in securities that RS Investments believes are undervalued. The Fund will typically invest most of its assets in equity securities of small-, mid-, or large-capitalization companies. The Fund may invest in securities of issuers located anywhere in the world, and may invest any portion of its assets outside the United States. The Fund is a non-diversified mutual fund, and the Fund will likely hold a more limited number of securities than many other mutual funds. RS Investments currently expects that the Fund will normally hold between 20 and 40 securities positions.

In evaluating equity investments for the Fund, RS Investments employs a return on capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

-    performing fundamental research focusing on business analysis;

-    observing how management allocates capital;

-    striving to understand the unit economics of the business of the company;

-    studying the cash flow rate of return on capital employed;

-    discerning the sources and uses of cash;

-    considering how management is compensated;

-    asking how the stock market is pricing the entire company.

The Fund may invest any portion of its assets in debt securities or other income-producing investments if RS Investments believes they represent attractive investment value compared to equity investments available to the Fund, or because they are otherwise desirable in light of the other investments in the Fund's portfolio. The Fund will only invest in debt securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or in other debt securities rated "investment grade" by Standard & Poor's or by Moody's Investors Service, Inc. Current income will not generally be a consideration in RS Investments' investment process.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

PRINCIPAL INVESTMENTS The Fund will typically invest principally in equity securities, but may invest any portion of its assets in debt securities and other income-producing securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- DEBT SECURITIES RISK The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style securities may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- NONDIVERSIFICATION RISK A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so that a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

- NATURAL RESOURCES INVESTMENT RISK Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

The Fund commenced operations on or after the date of this Prospectus; therefore no performance information is included.

RS PARTNERS FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of companies with market capitalizations of up to $3 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments employs a return on capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

-    performing fundamental research focusing on business analysis;

-    observing how management allocates capital;

-    striving to understand the unit economics of the business of the company;

-    studying the cash flow rate of return on capital employed;

-    discerning the sources and uses of cash;

-    considering how management is compensated;

-    asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- NONDIVERSIFICATION RISK A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so that a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

- DEBT SECURITIES RISK The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200%, and will probably experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

- NATURAL RESOURCES INVESTMENT RISK Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

96                      43.15%
97                      18.08%
98                     -27.38%
99                       3.73%
00                      31.44%
01                      16.72%
02                       1.23%
03                      65.63%
04                      31.81%

BEST QUARTER         Second Quarter 2003       24.95%
WORST QUARTER        Third Quarter 1998       -23.37%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the past nine calendar years. The table to the left compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                           SINCE
                                                                       INCEPTION
                                                   1 YEAR     5 YEARS  (7/12/95)
Return Before Taxes                                31.81%      27.66%     17.15%
Return After Taxes on
Distributions+                                     30.18%      26.57%     16.19%
Return After Taxes on
Distributions and Sale of
Fund Shares+                                       21.18%      24.14%     14.93%
Russell 2000(R) Value
Index*                                             22.25%      17.23%     14.26%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS PARTNERS FUND IS CURRENTLY OFFERED ONLY TO CERTAIN INVESTORS. SEE "OTHER INFORMATION ABOUT PURCHASING SHARES" ON PAGE 42.

RS VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities that RS Investments believes are undervalued, of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the last day of the most recent quarter (currently, approximately $21.5 billion, based on the size of the largest company on September 30, 2005). In evaluating investments for the Fund, RS Investments employs a return on capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

-    performing fundamental research focusing on business analysis;

-    observing how management allocates capital;

-    striving to understand the unit economics of the business of the company;

-    studying the cash flow rate of return on capital employed;

-    discerning the sources and uses of cash;

-    considering how management is compensated;

-    asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- DEBT SECURITIES RISK The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

- NATURAL RESOURCES INVESTMENT RISK Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 31 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 35 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

95              30.86%
96              21.68%
97             -29.51%
98             -32.69%
99              38.31%
00              10.30%
01              -8.25%
02               1.38%
03              65.98%
04              29.31%

BEST QUARTER       Second Quarter 1999        21.71%
WORST QUARTER      Third Quarter 1998        -30.17%

FUND PERFORMANCE The chart and the table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of broad measure of market performance. The bar chart above shows changes in the Fund's performance for the past 10 calendar years. The table to the left compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)

                                                                                                SINCE
                                                                                            INCEPTION
                                                     1 YEAR       5 YEARS     10 YEARS      (6/30/93)
Return Before Taxes                                  29.31%        17.10%        8.69%          8.02%
Return After Taxes on
Distributions+                                       29.25%        17.09%        8.46%          7.76%
Return After Taxes on
Distributions and Sale of
Fund Shares+                                         19.05%        15.11%        7.57%          6.97%
Russell Midcap(R) Value
Index*                                               23.71%        13.48%       15.72%         13.70%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

YOUR INVESTMENT

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                  RS DIVERSIFIED    RS EMERGING                 THE INFORMATION    RS INTERNET       RS MIDCAP
                                          GROWTH         GROWTH       RS GROWTH     AGE FUND(R)    AGE FUND(R)   OPPORTUNITIES
Management Fees(1)                       1.00%           0.95%         0.80%         1.00%           1.00%          0.85%
Distribution (12b-1) Fees                0.25%           0.25%         0.25%         0.25%           0.25%          0.25%
Other Expenses                           0.37%           0.36%         0.45%         0.39%           0.47%          0.40%
                                        -----           -----         -----         -----           -----          -----
Total Annual Fund Operating
Expenses (1),(2),(3)                     1.62%           1.56%         1.50%         1.64%           1.72%          1.50%
Expense Limitation (2)                      -               -         (0.01)%           -               -              -
Management Fee Waivers(3)               (0.01)%             -             -             -               -          (0.05)%
                                        -----           -----         -----         -----           -----          -----
Net Expenses(1),(2),(3)                  1.61%           1.56%         1.49%         1.64%           1.72%          1.45%

                                     RS SMALLER     RS GLOBAL
                                       COMPANY        NATURAL
                                        GROWTH      RESOURCES    RS INVESTORS   RS PARTNERS    RS VALUE
Management Fees(1)                       1.00%        1.00%          1.00%        1.00%         0.85%
Distribution (12b-1) Fees                0.25%        0.25%          0.25%        0.25%         0.25%
Other Expenses                           0.35%        0.34%          0.40%(4)     0.39%         0.40%
                                        -----        -----          -----        -----         -----
Total Annual Fund Operating
Expenses (1),(2),(3)                     1.60%        1.59%          1.65%(4)     1.64%         1.50%
Expense Limitation(2)                       -        (0.10)%            -        (0.15)%       (0.01)%
Management Fee Waivers(3)               (0.01)%          -              -            -             -
                                        -----        -----          -----        -----         -----
Net Expenses(1),(2),(3)                  1.59%        1.49%          1.65%(4)     1.49%         1.49%

(1) Effective December 7, 2004, the contractual management fee rates of certain of the Funds were reduced as follows: RS Emerging Growth Fund from 1.00% to 0.95%; RS Growth Fund from 1.00% to 0.80%; RS MidCap Opportunities Fund from 1.00% to 0.85%; and RS Value Fund from 1.00% to 0.85%. As a result, Management Fees, Total Annual Fund Operating Expenses, and Net Expenses have been restated.

(2) For certain Funds, expense limitations are imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2006. The effect of these limitations is reflected under the caption "Expense Limitation." RS Investments may terminate the limitation for any of the Funds after that date. Net Expenses reflect the effect of these expense limitations, if any, on Total Annual Fund Operating Expenses.

(3) RS Investments has agreed that through December 31, 2009, it will not receive annual Management Fees from RS Diversified Growth Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund in excess of 0.99%, 0.80%, and 0.99%, respectively. The amount of the resulting waiver is shown under "Management Fee Waivers" in the table above. RS Investments may terminate these waivers for any or all of these Funds after that date. Net Expenses reflect the effect of these management fee waivers, if any, on Total Annual Fund Operating Expenses.

(4)  "Other Expenses" are estimated for RS Investors Fund's initial fiscal year.

Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules. Because Rule 12b-1 fees are paid out of a Fund, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of those fees.

SHAREHOLDER FEES
(paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                     None
Maximum Deferred Sales Charge (Load)                                 None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None
Redemption Fee(1)                                                    None
Exchange Fee                                                         None

(1)  A $9 fee may be charged for redemptions made by bank wire.

COST OF INVESTING

EXAMPLE This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for the first year (or, in the case of RS Diversified Growth Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund, through December 31, 2009) are the same as those shown on the previous page under "Net Expenses" and for all subsequent periods are the same as those shown on the previous page under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

EXAMPLE OF ANNUAL FUND OPERATING EXPENSES
(based on a $10,000 investment and a 5% annual return)

                                        1 YEAR     3 YEARS    5 YEARS   10 YEARS
RS Diversified Growth Fund             $    169   $    524   $    903   $  1,973

RS Emerging Growth Fund                $    164   $    508   $    876   $  1,909

RS Growth Fund                         $    156   $    488   $    842   $  1,840

The Information Age Fund(R)            $    172   $    534   $    919   $  2,000

RS Internet Age Fund(R)                $    181   $    559   $    963   $  2,089

RS MidCap Opportunities Fund           $    152   $    473   $    818   $  1,818

RS Smaller Company Growth Fund         $    167   $    518   $    893   $  1,950

RS Global Natural Resources Fund       $    156   $    508   $    882   $  1,935

RS Investors Fund                      $    173   $    537         --         --

RS Partners Fund                       $    156   $    519   $    905   $  1,987

RS Value Fund                          $    156   $    488   $    842   $  1,840

IMPACT ON RETURNS

EXAMPLE This example on the following page is intended to help you assess the impact of a Fund's operating expenses on that Fund's potential returns.

The example assumes that you invest $10,000 in a Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for the first year (or, in the case of RS Diversified Growth Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund, through December 31, 2009) are the same as those shown on page 29 under "Net Expenses" and for all subsequent years are the same as those shown on page 29 under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the table on the next page shows, for each year and cumulatively for all 10 years (1) the fees and costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

EXAMPLE OF THE IMPACT OF ANNUAL FUND OPERATING EXPENSES ON FUND RETURNS (based on a $10,000 investment and a 5% annual return)


                                                                                                                 CUMULATIVE
                        YEAR 1  YEAR 2   YEAR 3   YEAR 4   YEAR 5   YEAR 6   YEAR 7    YEAR 8   YEAR 9  YEAR 10   10-YEAR
RS DIVERSIFIED
GROWTH FUND
  Expenses             $  169   $  175   $  180   $  186   $  193   $  200   $  207   $  214   $  221   $  228   $    1,973
  Impact on Return     $  169   $  183   $  198   $  214   $  231   $  250   $  269   $  289   $  311   $  334   $    2,448
RS EMERGING
GROWTH FUND
   Expenses            $  164   $  169   $  175   $  181   $  187   $  193   $  200   $  206   $  213   $  221   $    1,909
   Impact on           $  164   $  177   $  192   $  208   $  224   $  241   $  260   $  280   $  301   $  323   $    2,370
Return
RS GROWTH FUND
   Expenses            $  156   $  163   $  168   $  174   $  180   $  186   $  193   $  199   $  206   $  213   $    1,840
   Impact on           $  156   $  171   $  185   $  200   $  216   $  233   $  251   $  270   $  290   $  312   $    2,283
Return
THE INFORMATION
AGE FUND(R)
   Expenses            $  172   $  178   $  184   $  190   $  196   $  202   $  209   $  216   $  223   $  230   $    2,000
   Impact on           $  172   $  186   $  202   $  218   $  235   $  253   $  272   $  293   $  314   $  337   $    2,483
Return
RS INTERNET AGE
FUND(R)
   Expenses            $  181   $  186   $  192   $  198   $  205   $  211   $  218   $  225   $  232   $  240   $    2,089
   Impact on           $  181   $  195   $  211   $  228   $  246   $  264   $  284   $  306   $  328   $  352   $    2,595
Return
RS MIDCAP
OPPORTUNITIES FUND
   Expenses            $  152   $  158   $  163   $  169   $  177   $  187   $  193   $  200   $  207   $  214   $    1,818
   Impact on           $  152   $  165   $  179   $  194   $  211   $  232   $  250   $  269   $  289   $  311   $    2,252
Return
RS SMALLER
COMPANY GROWTH
FUND
   Expenses            $  167   $  173   $  178   $  184   $  191   $  198   $  204   $  211   $  218   $  226   $    1,950
   Impact on           $  167   $  181   $  196   $  211   $  228   $  247   $  266   $  286   $  307   $  330   $    2,420
Return
RS GLOBAL NATURAL
RESOURCES FUND
   Expenses            $  156   $  173   $  178   $  184   $  191   $  197   $  203   $  210   $  217   $  224   $    1,935
   Impact on           $  156   $  181   $  195   $  211   $  228   $  245   $  264   $  284   $  305   $  328   $    2,398
Return
RS INVESTORS FUND
   Expenses            $  173   $  179   $  185   $  191   $  197   $  203   $  210   $  217   $  224   $  231   $    2,011
   Impact on           $  173   $  188   $  203   $  219   $  236   $  254   $  274   $  294   $  316   $  339   $    2,497
Return
RS PARTNERS FUND
   Expenses            $  156   $  178   $  184   $  190   $  196   $  203   $  209   $  216   $  223   $  231   $    1,987
   Impact on           $  156   $  186   $  201   $  217   $  234   $  252   $  272   $  292   $  314   $  337   $    2,462
Return
RS VALUE FUND
   Expenses            $  156   $  163   $  168   $  174   $  180   $  186   $  193   $  199   $  206   $  213   $    1,840
   Impact on           $  156   $  171   $  185   $  200   $  216   $  233   $  251   $  270   $  290   $  312   $    2,283
Return

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

There is no guarantee that a Fund will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow, more detail is provided about the Funds' principal risks and about circumstances that could adversely affect the value of a Fund's shares or its total return.

The Funds' investment strategies and the portfolio investments of many of the Funds differ from those of most other mutual funds. RS Investments aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. RS Investments may devote more of a Fund's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for a Fund that would be inappropriate for other mutual funds. This approach to investing may make the Funds more volatile investments than other mutual funds and cause a Fund to perform less favorably than other mutual funds under similar market or economic conditions. Each Fund may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of the Trust may change the investment objective and policies of any Fund without a vote of the shareholders unless otherwise specifically stated. For example, the Trustees have in the past, and may in the future, change the market capitalization of companies in which a Fund may invest, either as a result of a change in market conditions or due to other factors identified by RS Investments.

PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Funds, their investments, and related risks.

PRINCIPAL RISKS BY FUND

                                                                                            RS        RS
                          RS       RS                                           RS     SMALLER    GLOBAL
                 DIVERSIFIED EMERGING     RS         THE          RS        MIDCAP     COMPANY   NATURAL        RS       RS    RS
                      GROWTH   GROWTH GROWTH INFORMATION    INTERNET OPPORTUNITIES      GROWTH RESOURCES INVESTORS PARTNERS VALUE
                        FUND     FUND   FUND AGE FUND(R) AGE FUND(R)          FUND        FUND      FUND      FUND     FUND  FUND
Equity
Securities           X          X       X         X           X           X             X          X         X         X      X

Investment Style     X          X       X         X           X           X             X          X         X         X      X

Small/Midsized
Company              X          X       X         X           X           X             X          X         X         X      X

Concentration                                     X           X                                    X

Overweighting        X          X       X                                 X             X                    X         X      X

Underweighting       X          X       X         X           X           X             X          X         X         X      X

Technology
Investment           X          X       X         X           X           X             X

Natural
Resources                                                                                          X         X         X      X

Non-
diversification                                                                                              X         X

Debt Securities                                                                                    X         X         X      X

Foreign
Securities                              X         X           X                                    X         X         X      X

Short Sales                                                   X

Portfolio
Turnover             X          X       X         X           X           X             X          X         X         X      X

Cash Position        X          X       X         X           X           X             X          X         X         X      X

Liquidity            X          X       X         X           X           X             X          X         X         X      X

The table above shows which of the Principal Risks described in the following section apply to each of the RS Funds. Please read the descriptions of these Risks carefully before investing.

EQUITY SECURITIES RISK The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund's portfolio managers view as unfavorable for equity securities.

The Funds may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that each of the Funds will invest in the IPO, even if the security is one in which a Fund might not typically otherwise invest. It is possible, however, that a Fund will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. For example, a Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of that Fund. (In a case described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that such a Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on a Fund's investment performance. A Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs.

INVESTMENT STYLE RISK Different types of securities--such as growth style or value style securities--tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

SMALL OR MIDSIZED COMPANIES RISK Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. See "Liquidity Risk" on page 35.

CONCENTRATION RISK (THE INFORMATION AGE FUND(R), RS INTERNET AGE FUND(R), AND RS GLOBAL NATURAL RESOURCES FUND) The Information Age Fund(R), RS Internet Age Fund(R), and RS Global Natural Resources Fund will concentrate their investments in companies in a particular sector as described in the Fund Summaries. When a Fund concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector. In addition, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect a sector in which the Fund concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

OVERWEIGHTING RISK Overweighting investments in certain sectors or industries increases the risk that a Fund will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions. For more information about the risks of investing in companies in the technology sector, see "Technology Investment Risk" below.

UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

TECHNOLOGY INVESTMENT RISK Investments in technology companies, including companies in the Internet or biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

NATURAL RESOURCES INVESTMENT RISK (RS GLOBAL NATURAL RESOURCES FUND, RS INVESTORS FUND, RS PARTNERS FUND, AND RS VALUE FUND) Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

NONDIVERSIFICATION RISK (RS INVESTORS FUND AND RS PARTNERS FUND) RS Investors Fund and RS Partners Fund are not "diversified" within the meaning of the Investment Company Act of 1940 and therefore are able to invest their assets in a more limited number of issuers than a diversified fund. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it were a diversified fund investing in a larger number of issuers. See the "Taxes"
section in the Statement of Additional Information for more detail.

DEBT SECURITIES RISK (RS GLOBAL NATURAL RESOURCES FUND, RS INVESTORS FUND, RS PARTNERS FUND, AND RS VALUE FUND) Fixed-income securities and other income-producing securities are obligations of their issuers to make payments of principal and/or interest on future dates. Income-producing securities may also include preferred stocks, instruments with characteristics of both equity and debt instruments (such as convertible preferred stocks or equity-linked notes), or interests in income-producing trusts, such as income or royalty trusts. As interest rates rise, the values of a Fund's debt securities or other income-producing investments are likely to fall. This risk is generally greater for obligations with longer maturities. Debt securities and other income-producing securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. This risk is particularly pronounced for lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of a Fund's investments in such securities may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

FOREIGN SECURITIES RISK Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. There is no limit on the amount of a Fund's assets that may be invested in foreign securities.

SHORT SALES RISK (RS INTERNET AGE FUND(R)) RS Internet Age Fund(R) may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

PORTFOLIO TURNOVER RISK The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds' Annual Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing a Fund's investment return. Such sales may result in the realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each of the Funds are set forth under "Financial Highlights."

CASH POSITION RISK A Fund may hold any portion of its assets in cash or cash equivalents at any time, or for an extended time. RS Investments will determine the amount of a Fund's assets to be held in cash or cash equivalents in its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund's assets invested in cash and cash equivalents may at times exceed 25% of the Fund's net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

LIQUIDITY RISK Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in the Fund Summaries at the beginning of the Prospectus, the Funds may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

CONVERTIBLE SECURITIES RISK (RS GLOBAL NATURAL RESOURCES FUND, RS INVESTORS FUND, RS PARTNERS FUND, AND RS VALUE FUND) Convertible securities include corporate bonds, debentures, notes, or preferred stocks that can be exchanged for common stock or other equity securities of the same or a different issuer. As a result, convertible securities are subject to the general risks of investing in debt securities and also to the risks of investment in equity securities.

REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

DEFENSIVE STRATEGIES At times, RS Investments may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, a Fund may hold assets in cash and cash equivalents and in other investments RS Investments believes to be consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

RISK OF SUBSTANTIAL REDEMPTIONS If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly in order to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's net asset value per share; in addition, a substantial reduction in the size of the Fund may make it difficult for RS Investments to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

NOTE REGARDING PERCENTAGE LIMITATIONS All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund's portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) References in the discussion of a Fund's investment policies above to 80% of the Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes. A policy requiring a Fund to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders.

MANAGEMENT OF THE FUNDS

RS Investment Management, L.P. ("RS Investments"), a California limited partnership, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things: Trustees' fees; auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses; and payments under the Funds' Distribution Plan.

RS Investments places all orders for purchases and sales of the Funds' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than a Fund.

RS Investments manages other accounts with investment objectives and policies similar to those of the Funds, which pay fees at rates lower than the fees paid by the Funds.

LEGAL MATTERS On October 6, 2004, RS Investments entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RS Investments consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments will pay disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of the Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. These reductions are reflected in the table entitled "Fees and Expenses" on page 29. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, not to serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he is chairman) for twelve months.

Steven M. Cohen, the former treasurer of the Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RS Investments and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RS Investments neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RS Investments, and not the RS Funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint has been filed. The consolidated complaint includes RS Investments, the Trust, and certain current or former Trustees, sub-advisers, employees, and officers of the Trust or RS Investments as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that Fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated sections 34(b), 36(a), 36(b), and 48(a) of the Investment Company Act of 1940 and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, sections 11 and 12(a)(2) of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in the Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. As to some other RS defendants, the Court deferred until a later time any ruling on the claims arising under sections 10(b), 20(a), 36(b), and 48(a).

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

ADMINISTRATIVE SERVICES Each of RS Diversified Growth Fund, The Information Age Fund(R), RS Internet Age Fund(R), RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Investors Fund, and RS Global Natural Resources Fund has entered into an agreement with RS Investments pursuant to which RS Investments provides administrative services to the Funds. No fees are payable by the Funds under the agreement.

ADVISORY FEES
(as a percentage of each Fund's average net assets)

                                                    CURRENT
                                    ADVISORY    CONTRACTUAL
                                FEES PAID(1)           RATE
RS Diversified Growth Fund              1.00%          1.00%

RS Emerging Growth Fund                 1.00%          0.95%(2)

RS Growth Fund                          0.79%          0.80%(3)

The Information Age Fund(R)             1.00%          1.00%

RS Internet Age Fund(R)                 1.00%          1.00%

RS MidCap Opportunities Fund            0.84%          0.85%(4)

RS Smaller Company Growth Fund          1.00%          1.00%

RS Global Natural Resources Fund        0.91%          1.00%

RS Investors Fund                        N/A(5)        1.00%

RS Partners Fund                        0.85%          1.00%

RS Value Fund                           0.85%          0.85%(4)

(1) Advisory Fees Paid reflect the effects of any expense limitations and fee waivers in effect during the year.

(2)  Reduced from 1.00% to 0.95% effective December 7, 2004.

(3)  Reduced from 1.00% to 0.80% effective December 7, 2004.

(4)  Reduced from 1.00% to 0.85% effective December 7, 2004.

(5) RS Investors Fund commenced operations on or after the date of this Prospectus.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' shareholder report for the period in which the approval occurred.

YOUR INVESTMENT

PORTFOLIO MANAGERS

[PHOTO OF STEPHEN J. BISHOP]

STEPHEN J. BISHOP has been co-portfolio manager of the RS INTERNET AGE
FUND(R) since February 2001 and of THE INFORMATION AGE FUND(R) since July 2001. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

[PHOTO OF JAMES L. CALLINAN]

JAMES L. CALLINAN has managed the RS EMERGING GROWTH FUND since 1996. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

[PHOTO OF MACKENZIE B. DAVIS]

MACKENZIE B. DAVIS has been a co-portfolio manager of the RS GLOBAL NATURAL RESOURCES FUND since January 2005. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

[PHOTO OF DAVID J. KELLEY]

DAVID J. KELLEY has been a co-portfolio manager of the RS PARTNERS FUND and the RS VALUE FUND since January 2004 and of the RS INVESTORS FUND since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

[PHOTO OF WENDELL H. LAIDLEY]

WENDELL H. LAIDLEY has been a co-portfolio manager of the RS INTERNET AGE FUND(R) and THE INFORMATION AGE FUND(R) since February 2002. Prior to joining RS Investments in 2002, he was a director and senior equity analyst in the technology group of Credit Suisse First Boston for four years. He also held research analyst positions at Deutsche Bank's technology group; at Wessels, Arnold & Henderson; and at Volpe, Welty & Company. Mr. Laidley holds a B.A. in economics from Hobart and William Smith Colleges.

[PHOTO OF ANDREW P. PILARA, JR.]

ANDREW P. PILARA, JR. has managed the RS PARTNERS FUND, the RS GLOBAL NATURAL RESOURCES FUND, and the RS INVESTORS FUND since their inceptions. Mr. Pilara has been responsible for the management of the RS VALUE FUND since January 2001, and has been a member of that Fund's management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.

[PHOTO OF JOHN H. SEABERN]

JOHN H. SEABERN is the portfolio manager of the RS DIVERSIFIED GROWTH FUND and has served on the Fund's management team since its inception (and as co-portfolio manager from October 1997 through April 2005). Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hurst Capital Management for two years. Mr. Seabern holds a B.S. degree in finance from the University of Colorado and is a Chartered Financial Analyst.

[PHOTO OF ALLISON K. THACKER]

ALLISON K. THACKER has been a co-portfolio manager of the RS INTERNET AGE FUND(R) and THE INFORMATION AGE FUND(R) since April 2003. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

[PHOTO OF JOHN L. WALLACE]

JOHN L. WALLACE has managed the RS MIDCAP OPPORTUNITIES FUND since its inception and the RS GROWTH FUND since July 2001. Mr. Wallace was also the co-portfolio manager of the RS DIVERSIFIED GROWTH FUND from August 1996 through April 2005. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed the Oppenheimer Main Street Income and Growth Fund for seven years and the Oppenheimer Total Return Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

[PHOTO OF JOSEPH A. WOLF]

JOSEPH A. WOLF has been a co-portfolio manager of the RS PARTNERS FUND and the RS VALUE FUND since January 2004 and of the RS INVESTORS FUND since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

[PHOTO OF WILLIAM J. WOLFENDEN III]

WILLIAM J. WOLFENDEN III has managed the RS SMALLER COMPANY GROWTH FUND since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

THE STATEMENT OF ADDITIONAL INFORMATION PROVIDES FURTHER INFORMATION ABOUT THE PORTFOLIO MANAGERS, INCLUDING INFORMATION REGARDING THEIR COMPENSATION, OTHER ACCOUNTS THEY MANAGE, AND THEIR OWNERSHIP INTERESTS IN THE FUNDS. FOR INFORMATION ON HOW TO RECEIVE A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE SEE THE BACK COVER OF THIS PROSPECTUS.

YOUR INVESTMENT

HOW SHARES ARE PRICED

Each Fund calculates the net asset value ("NAV") of its shares by dividing the total value of its assets, less its liabilities, by the number of shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") each day the Exchange is open. The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees.

The Funds will not price their shares on days when the NYSE is closed.

All assets and liabilities of a Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV. A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of a Fund's investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine a Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in a Fund.

HOW TO PURCHASE SHARES

IMPORTANT NOTE: The following information relates generally to purchases of shares by investors directly from the Funds, and not through broker-dealers, investment advisers, financial consultants, plan servicing agents, or other intermediaries of any kind. The terms and conditions that apply to purchases through such entities may differ substantially from those that apply to purchases directly from the Funds. For example, such intermediaries may impose different minimum purchase requirements and may impose fees and charges that would not apply to a purchase directly from the Funds. Account options available to clients of such intermediaries may differ substantially from those available to investors purchasing shares directly from the Funds. If you are not purchasing shares directly from the Fund, you should contact your intermediary directly for specific information. Only citizens, legal residents, and legal entities of the United States providing a valid Social Security or tax identification number will be allowed to purchase shares of the Funds.

Currently, the minimum initial investment in any Fund is $5,000 ($1,000 for Individual Retirement Accounts (IRAs) and for gift/transfer-to-minor accounts), and subsequent investments must be at least $1,000 ($250 for IRAs and gift/transfer-to-minor accounts; $100 for automatic investment plans). The minimum investment may be waived by RS Investments for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and Trustees of the Trust and their family members. The Trust or RS Investments may change or waive this minimum at any time, or from time to time, in its discretion.

You may obtain an Application by calling RS Investments at 1-800-766-FUND
(3863), by visiting RS Investments' Web site at www.RSinvestments.com, or by writing to RS Investments at 388 Market Street, Suite 1700, San Francisco, CA 94111. For more information on RS Funds IRAs, please call to request an IRA Disclosure Statement.

The Funds are intended as long-term investment vehicles and are not intended for short-term trading. Please refer to "Frequent Purchases and Redemptions" on page 44 for more information.

INITIAL INVESTMENTS You may make your initial investment by mail, online through debit of your bank account, or by wire transfer as described below.

- BY MAIL Send a completed Application, together with a check made payable to the Fund in which you intend to invest (or, if you are investing in more than one Fund, make your check payable to RS Investment Trust), to the Funds' transfer agent, Boston Financial Data Services (the "Transfer Agent"), at P.O. Box 219717, Kansas City, MO 64121-9717. Do not send your Application and check to RS Investments; they will be returned to you.

- BY OVERNIGHT MAIL Send the information described above to the Funds' Transfer Agent, 330 West 9th Street, First Floor, Kansas City, MO 64105-1514.

- ONLINE Complete an online Application using RS Investments' Web site at www.RSinvestments.com. Online purchase instructions will be accepted only if the purchase price is paid through debit of your bank account. There is a limit of $50,000 on online purchase transactions. Gift/transfer-to-minor accounts opened online require a $5,000 minimum initial investment. You may also download from the Web site an Application to open an account, complete it by hand, and mail it to the address above, along with a check and/or banking instructions. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE Telephone the Funds' Transfer Agent at 1-800-766-FUND (3863). Indicate the name(s) to be used on the account registration, the mailing (and street) address, Social Security Number or tax ID number, birth date, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank. The Transfer Agent will provide you with an account number.

     Then instruct your bank to wire the specified amount, along with your account name and number to:

     State Street Bank and Trust Company
     ABA#011 000028
     Attn: Custody
     DDA# 99047177
     225 Franklin Street, Boston, MA 02110
     Credit: [Name of Fund]
     For further credit:
     [Shareholder's name]
     [Shareholder's account #]

At the same time, you MUST mail a completed and signed Application to the Funds' Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717. Please include your account number on the Application. No purchase of shares by wire will be effected until the Transfer Agent has received your completed and signed Application.

SUBSEQUENT INVESTMENTS After your account is open, you may invest through RS Investments' Web site, mail, telephone, or wire at any time. Please include your name and account number on all checks and wires.

- AUTOBUY The Autobuy option allows you to purchase shares by moving money directly from your checking account to a Fund. If you have established the Autobuy option, you may purchase additional shares for an existing account in any amount between $100 and the cumulative dollar value held in the account by calling the Transfer Agent at 1-800-766-FUND (3863) and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will automatically be processed through the Automatic Clearing House (ACH) system. Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be on the date when you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE). RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send your bank account information along with a voided check to the Transfer Agent at P.O. Box 219717, Kansas City, MO

     64121-9717. The request must be signed by you and any other owners of the account exactly as their names appear on the Transfer Agent's records.

OTHER INFORMATION ABOUT PURCHASING SHARES RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. This limitation will preclude some existing shareholders of the Fund from making additional investments in the Fund. Contact RS Investments for more information. In addition, the Fund is offered to employees of RS Investments and its affiliates and their family members and to Trustees of the Trust and their family members. The Trust or RS Investments may in their discretion impose additional limitations on the sale of shares of the Fund or any other Fund at any time and may waive or eliminate any limitation at any time without notice.

All purchases of a Fund's shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify a Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the net asset value next determined after the purchase is accepted. (See "How Shares Are Priced" on page 40.) However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to the Transfer Agent after that business day's close of regular trading may be effected nevertheless at the net asset value determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the NYSE, normally 4:00 p.m. Eastern Time.

All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) Third-party checks or cash equivalents (i.e., money orders, cashier's checks, bank drafts, and traveler's checks) will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or the Transfer Agent. Each Fund can redeem shares to reimburse itself or the Transfer Agent for any such loss.

The Trust reserves the right, in its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in Fund shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance. There can be no assurance that the Trust or RS Investments will identify all frequent purchase and sale activity affecting a Fund. See "Frequent Purchases and Redemptions" on page 44.

No share certificates will be issued.

The Funds, RS Investments, or PFPC Distributors, Inc. ("PFPC Distributors"), the Funds' distributor, may in their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

A Fund's shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund's investment style or asset class.

HOW TO SELL SHARES

IMPORTANT NOTE: The following information relates generally to sales of shares held by investors directly in the Funds, and not through broker-dealers, investment advisers, financial consultants, plan servicing agents, or other intermediaries of any kind. Your ability to sell shares through such entities may be limited, and such intermediaries may impose fees or charges that would not apply to shares held directly in the Funds. If you hold shares through an intermediary, you should contact the intermediary directly for specific information.

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day when the NYSE is open by following one of the procedures explained below.

- BY MAIL You may redeem your shares of a Fund by mailing to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717, a written request for redemption that includes the following:

     -    number of shares or dollar amount to be redeemed;

     -    your Fund and account number; and,

     - your signature and that of all other owners of the account exactly as their names appear on the account.

If you request that the proceeds from your redemption be sent to you at an address other than your address of record, to a bank account other than the account of record listed in the Transfer Agent's records, or to another party, or if you have made changes to the address or bank account of record in the past 30 days, each signature must be guaranteed by an eligible signature guarantor (which generally must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial services associations throughout the United States and Canada), such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents that support their authority to effect a redemption.

- BY TELEPHONE Unless you have indicated that you do not wish to establish telephone redemption privileges (see the Application or call the Transfer Agent for details), you may redeem shares by calling the Transfer Agent at 1-800-766-FUND (3863) by the close of the NYSE, normally 4:00 p.m. Eastern Time, on any day the NYSE is open for business.

     If an account has more than one owner, the Transfer Agent may rely on the telephone instructions of any one owner. Each Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. If procedures established by the Trust or the Transfer Agent are not followed, the Funds and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.

     Telephone redemption is not available for shares held in IRAs. Each Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

- ONLINE Cash redemptions requested through RS Investments' Web site will be paid to the shareholder's bank account listed in the Transfer Agent's records. A limit of $50,000 is imposed on online redemption transactions. Shares held in IRAs may not be redeemed online.

     You may be able to initiate many transactions electronically. Neither the Funds nor the Transfer Agent will be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. The Transfer Agent may request personalized security codes or other information. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE If your financial institution receives Federal Reserve wires, you may send instructions to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717, that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions.

     The Funds will forward proceeds from telephone redemptions only to the bank account or brokerage account that you have authorized in writing. A $9 wire fee may be charged either by redeeming shares from your account or, upon a full redemption, deducting the fee from the proceeds.

- AUTOSELL The Autosell option allows you to redeem shares from your RS Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-766-FUND (3863) and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House system. RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as their names appear on the Transfer Agent's records, along with a voided check to the

     Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717.

GENERAL REDEMPTION POLICIES The redemption price per share is the net asset value per share determined as of the close of regular trading on the NYSE after the Transfer Agent receives the request for redemption in proper form, and each Fund will make payment for redeemed shares within seven days thereafter. Orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to the Transfer Agent after that business day's close of regular trading may be effected nevertheless at the net asset value determined for that business day. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. If you purchase shares of a Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after the Fund's receipt of the check or until the check has cleared, whichever occurs first. If you purchase shares of a Fund through the Autobuy option and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after your purchase of shares through the Autobuy option is accepted.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 and 1% of the value of a Fund's net assets at the beginning of the period. Should redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent through RS Investments' Web site or by an overnight courier service.

RS Investments reserves the right to redeem shares in any account that drops below $2,000 due to shareholder redemptions. You are allowed 60 days to make an additional investment before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

EXCHANGES

Shares of one Fund may be exchanged for shares of another Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state where shares of the Fund in question are qualified for sale and qualifies to purchase shares of that Fund. (You may not exchange shares of a Fund for shares of RS Partners Fund unless you are otherwise eligible to purchase shares of that Fund.)

You may not effect more than four exchanges (even if more than one exchange occurs on a single day) in any 12-month period (including the initial exchange of your investment from a Fund during the period and subsequent exchanges of that investment from other Funds during the same 12-month period). Exchanges are also subject to the limitations on frequent and short-term trading described in "Frequent Purchases and Redemptions" below.

An exchange is a taxable event and will generally result in a taxable gain or loss. Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days' prior notice to shareholders.

Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Application or call the Transfer Agent at 1-800-766-FUND
(3863) for details), you may make exchanges by telephone.

FREQUENT PURCHASES AND REDEMPTIONS

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by Fund shareholders. The Funds discourage, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of the Funds' shares to the extent the Trust or RS Investments believes that such trading is harmful to the Funds' shareholders, although the Funds will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a "zero-tolerance" policy with respect to identified market-timing activity in the Funds. The Trust limits the number of exchanges that an investor may make. Please refer to "Exchanges" above.

The Trust reserves the right, in its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent). Shareholders who sell or exchange shares held for 90 days or less, or other persons that RS Investments believes may be engaged in activity harmful to a Fund or its shareholders, may, in RS Investments' or the Trust's sole discretion, be restricted for any period, or permanently, from investing in the Funds. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Funds' automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent-trading restrictions.

The ability of RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based-program sponsor maintains the record of a Fund's underlying beneficial owners. The Trust or RS Investments may take any steps they consider appropriate with respect to frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account. There can be no assurance that the Trust or RS Investments will identify all harmful purchase or redemption activity, or market-timing or similar activities, affecting a Fund or that the Trust or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be the subject of frequent-trading or market-timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Funds employ fair valuation procedures intended to reduce that risk.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry forwards) to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:

-    reinvest your distributions in additional shares of your Fund;

-    receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days' prior notice to the Transfer Agent.

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid imposition of excise taxes. A Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. (RS Emerging Growth Fund paid an excise tax of approximately $5,000 on this basis with respect to fiscal 2004.)

TAXES ON DIVIDENDS AND DISTRIBUTIONS For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains.

Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008. Distributions to you are taxable even if they are paid from income or gains earned by a Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by each of the Funds for the preceding year.

TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES Any gain resulting from the sale or exchange of your shares in the Funds will also generally be subject to federal income tax as capital gains.

FOREIGN INVESTMENTS A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities and foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

CONSULT YOUR TAX ADVISER ABOUT OTHER POSSIBLE TAX CONSEQUENCES This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on "Quarterly Holdings" and "Statistical Summary by Fund" on RS Investments' Web site, the following information is generally available to you:

                                                       APPROXIMATE DATE OF
    INFORMATION                                        POSTING TO WEB SITE
    -----------                                        -------------------
    Each Fund's top 10 securities holdings          15 days after quarter end
    and other portfolio statistics as of each
    quarter's end

    Each Fund's full securities holdings as         30 days after quarter end
    of each quarter's end

The Funds or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DISTRIBUTION ARRANGEMENTS AND RULE 12b-1 FEES

PFPC Distributors is the principal underwriter of the Funds' shares. To compensate PFPC Distributors for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, each Fund makes payments to PFPC Distributors under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan is a compensation plan. Under the Plan, each of the Funds pays PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Because Rule 12b-1 fees are paid out of a Fund's assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

RS Investments performs certain services and incurs certain expenses with respect to the promotion of Fund shares and servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares. PFPC Distributors reimburses RS Investments for promotional expenses incurred by it in any period with respect to a Fund. Such reimbursements are made out of fees paid to PFPC Distributors by the Fund under the Plan, as described above, after PFPC Distributors has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by PFPC

Distributors to financial intermediaries for distribution services) out of amounts paid under the Plan. During some periods, fees paid under the Plan, less PFPC Distributors' compensation and expenses, may be insufficient to reimburse RS Investments fully for its promotional expenses. In such cases, PFPC Distributors will reimburse RS Investments to the extent of the available fees paid under the Plan and will pay the balance of such reimbursements as PFPC Distributors receives fees under the Plan in future periods.

In addition to payments under the Distribution Plan, the Funds reimburse PFPC Distributors and RS Investments for payments PFPC Distributors and RS Investments make to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance shareholder services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by PFPC Distributors or RS Investments to a financial intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by PFPC Distributors or RS Investments to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate of 0.25% of the value of the financial intermediary's clients' investments in the Funds. In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary's clients' assets in the Funds; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

RS Investments or PFPC Distributors, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by PFPC Distributors and RS Investments, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

A Fund may pay distribution fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

FINANCIAL HIGHLIGHTS

RS DIVERSIFIED GROWTH FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (excluding footnote 1) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS DIVERSIFIED GROWTH FUND

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $       22.36    $       14.16    $       23.26    $       22.83    $       32.99

Net investment income/(loss)                           (0.29)           (0.14)           (0.19)           (0.18)           (0.25)
Net realized and unrealized gain/(loss)                 0.62             8.34            (8.91)            0.61            (8.69)
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        0.33             8.20            (9.10)            0.43            (8.94)

Distribution from net investment income                   --               --               --               --               --
Distribution from net realized capital gains              --               --               --               --            (1.22)
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --               --               --               --            (1.22)
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $       22.69    $       22.36    $       14.16    $       23.26    $       22.83

TOTAL RETURN                                            1.48%           57.91%          (39.12)%           1.88%          (26.91)%

Net assets, end of period (thousands)          $     953,811    $   1,089,598    $     570,814    $     853,309    $     567,888
Net ratio of expenses to average net assets(1)          1.58%            1.48%            1.50%            1.52%            1.51%
Gross ratio of expenses to average net assets           1.62%            1.63%            1.69%            1.71%            1.66%
Net ratio of net investment income/(loss) to
average net assets(1)                                  (1.23)%          (0.92)%          (1.11)%          (1.03)%          (1.01)%
Gross ratio of net investment income/(loss)
to average net assets                                  (1.27)%          (1.07)%          (1.30)%          (1.22)%          (1.16)%
Portfolio turnover rate                                  230%             305%             223%             255%             383%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.66% and (1.16)%, respectively, for 2000; 1.71% and (1.22)%, respectively, for 2001; 1.66% and (1.27)%, respectively, for 2002; and 1.60% and (1.04)%, respectively, for 2003; and 1.62% and (1.27)%, respectively, for 2004. (Unaudited)

RS EMERGING GROWTH FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (excluding footnote 1) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS EMERGING GROWTH FUND

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $       28.10    $       19.15    $       32.00    $       44.02    $       60.67

Net investment income/(loss)                           (0.50)           (0.35)           (0.34)           (0.29)           (0.47)
Net realized and unrealized gain/(loss)                 4.76             9.30           (12.51)          (11.73)          (14.74)
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        4.26             8.95           (12.85)          (12.02)          (15.21)

Distribution from net investment income                   --               --               --               --               --
Distribution from net realized capital gains              --               --               --               --            (1.44)
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --               --               --               --            (1.44)
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $       32.36    $       28.10    $       19.15    $       32.00    $       44.02

TOTAL RETURN                                           15.16%           46.74%          (40.16)%         (27.31)%         (25.04)%

Net assets, end of period (thousands)          $   1,399,778    $   1,613,299    $   1,307,774    $   2,473,783    $   3,867,028
Net ratio of expenses to average net assets(1)          1.59%            1.49%            1.53%            1.37%            1.29%
Gross ratio of expenses to average net assets           1.61%            1.61%            1.68%            1.59%            1.50%
Net ratio of net investment income/(loss) to
average net assets(1)                                  (1.47)%          (1.39)%          (1.35)%          (0.79)%          (0.82)%
Gross ratio of net investment income/(loss)
to average net assets                                  (1.49)%          (1.51)%          (1.50)%          (1.01)%          (1.03)%
Portfolio turnover rate                                  156%             190%             166%             148%             157%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.50% and (1.03)%, respectively, for 2000; 1.59% and (1.01)%, respectively, for 2001; 1.68% and (1.50)%, respectively, for 2002; 1.60% and (1.50)%, respectively, for 2003; and 1.60% and (1.48)%, respectively, for 2004. (Unaudited)

RS GROWTH FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS GROWTH FUND

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $       17.32    $       12.37    $       17.07    $       24.62    $       30.43

Net investment income/(loss)                           (0.09)           (0.12)           (0.15)           (0.21)           (0.33)
Net realized and unrealized gain/(loss)                 2.07             5.57            (4.55)           (4.80)           (3.14)
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        1.98             5.45            (4.70)           (5.01)           (3.47)

Distribution from net investment income                   --               --               --               --               --
Distribution from net realized capital gains           (2.64)           (0.50)              --            (2.54)           (2.34)
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (2.64)           (0.50)              --            (2.54)           (2.34)
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $       16.66    $       17.32    $       12.37    $       17.07    $       24.62

TOTAL RETURN                                           11.95%           44.24%          (27.53)%         (20.43)%         (11.09)%

Net assets, end of period (thousands)          $     217,505    $     223,726    $     170,431    $     297,613    $     482,194
Net ratio of expenses to average net assets             1.49%            1.58%            1.62%            1.60%            1.53%
Gross ratio of expenses to average net assets           1.69%            1.65%            1.67%            1.61%            1.53%
Net ratio of net investment income/(loss) to
average net assets                                     (0.55)%          (0.81)%          (0.87)%          (0.96)%          (1.05)%
Gross ratio of net investment income/(loss)
to average net assets                                  (0.75)%          (0.88)%          (0.92)%          (0.97)%          (1.05)%
Portfolio turnover rate                                  163%             262%             346%             172%              71%

Per-share data has been determined by using the average number of shares outstanding throughout the period.

Distributions reflect actual per-share amounts distributed for the period.

THE INFORMATION AGE FUND(R) The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (excluding footnote 1) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

THE INFORMATION AGE FUND(R)

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $       14.93    $        7.55    $       14.53    $       19.01    $       35.79

Net investment income/(loss)                           (0.30)           (0.14)           (0.18)           (0.14)           (0.40)
Net realized and unrealized gain/(loss)                 1.39             7.52            (6.80)           (4.05)          (12.05)
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        1.09             7.38            (6.98)           (4.19)          (12.45)

Distribution from net investment income                   --               --               --               --               --
Distribution from net realized capital gains              --               --               --            (0.29)           (4.33)
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --               --               --            (0.29)           (4.33)
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $       16.02    $       14.93    $        7.55    $       14.53    $       19.01

TOTAL RETURN                                            7.30%           97.75%          (48.04)%         (22.11)%         (35.09)%

Net assets, end of period (thousands)          $     132,451    $     241,956    $      50,354    $     125,099    $     201,820
Net ratio of expenses to average net assets(1)          1.62%            1.57%            1.74%            1.67%            1.54%
Gross ratio of expenses to average net assets           1.64%            1.67%            1.80%            1.70%            1.54%
Net ratio of net investment income/(loss) to
average net assets(1)                                  (1.47)%          (1.52)%          (1.59)%          (0.87)%          (1.22)%
Gross ratio of net investment income/(loss)
to average net assets                                  (1.49)%          (1.62)%          (1.65)%          (0.90)%          (1.22)%
Portfolio turnover rate                                  143%             194%             219%             318%             185%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.62% and (1.57)%, respectively, for 2003; and 1.63% and (1.48)%, respectively, for 2004. (Unaudited)

RS INTERNET AGE FUND(R) The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (excluding footnote 1) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS INTERNET AGE FUND(R)

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $        6.58    $        3.27    $        5.76    $        6.53    $       12.18

Net investment income/(loss)                           (0.13)           (0.07)           (0.08)           (0.05)           (0.20)
Net realized and unrealized gain/(loss)                 0.74             3.38            (2.41)           (0.72)           (5.45)
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        0.61             3.31            (2.49)           (0.77)           (5.65)

Distribution from net investment income                   --               --               --               --               --
Distribution from net realized capital gains              --               --               --               --               --
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --               --               --               --               --
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $        7.19    $        6.58    $        3.27    $        5.76    $        6.53

TOTAL RETURN                                            9.27%          101.22%          (43.23)%         (11.79)%         (46.39)%

Net assets, end of period (thousands)          $     106,367    $     125,968    $      35,059    $      69,069    $     100,281
Net ratio of expenses to average net assets(1)          1.70%            1.82%            2.08%            1.85%            1.78%
Gross ratio of expenses to average net assets           1.72%            1.95%            2.31%            2.16%            2.00%
Net ratio of net investment income/(loss) to
average net assets(1)                                  (1.67)%          (1.77)%          (1.96)%          (0.81)%          (1.52)%
Gross ratio of net investment income/(loss)
to average net assets                                  (1.69)%          (1.90)%          (2.19)%          (1.12)%          (1.74)%
Portfolio turnover rate                                  139%             208%             203%             315%             238%

     Per-share data has been determined using the average number of shares outstanding throughout the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.99% and (1.73)%, respectively, for 2000; 2.11% and (1.07)%, respectively, for 2001; 2.23% and (2.11)%, respectively, for 2002; 1.89% and (1.84)%, respectively, for 2003; and 1.72% and (1.69)%, respectively, for 2004. (Unaudited)

RS MIDCAP OPPORTUNITIES FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (excluding footnote 1) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS MIDCAP OPPORTUNITIES FUND

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $       10.84    $        7.30    $        9.92    $       11.65    $       15.92

Net investment income/(loss)                           (0.08)           (0.06)           (0.06)            0.10            (0.02)
Net realized and unrealized gain/(loss)                 1.42             3.60            (2.56)           (1.73)           (1.09)
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        1.34             3.54            (2.62)           (1.63)           (1.11)

Distribution from net investment income                   --               --               --            (0.10)           (0.02)
Distribution from net realized capital gains              --               --               --               --            (3.14)
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --               --               --            (0.10)           (3.16)
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $       12.18    $       10.84    $        7.30    $        9.92    $       11.65

TOTAL RETURN                                           12.36%           48.49%          (26.41)%         (14.01)%          (6.28)%

Net assets, end of period (thousands)          $     208,554    $     141,147    $      88,507    $     156,326    $     197,915
Net ratio of expenses to average net assets(1)          1.49%            1.53%            1.53%            1.47%            1.39%
Gross ratio of expenses to average net assets           1.64%            1.63%            1.67%            1.67%            1.58%
Net ratio of net investment income/(loss) to
average net assets(1)                                  (0.88)%          (0.76)%          (0.60)%           0.87%           (0.14)%
Gross ratio of net investment income/(loss)
to average net assets                                  (1.03)%          (0.86)%          (0.74)%           0.67%           (0.33)%
Portfolio turnover rate                                  184%             253%             401%             409%             542%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.58% and (0.33)%, respectively, for 2000; 1.65% and 0.69%, respectively, for 2001; 1.62% and (0.69)%, respectively, for 2002; 1.57% and (0.80)%, respectively, for 2003; and 1.49% and (0.88)%, respectively, for 2004. (Unaudited)

RS SMALLER COMPANY GROWTH FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (excluding footnote 1) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS SMALLER COMPANY GROWTH FUND

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $       20.58    $       12.79    $       21.78    $       20.69    $       22.34

Net investment income/(loss)                           (0.28)           (0.23)           (0.20)           (0.21)           (0.33)
Net realized and unrealized gain/(loss)                 3.39             8.02            (8.30)            1.90             1.24
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        3.11             7.79            (8.50)            1.69             0.91

Distribution from net investment income                   --               --               --               --               --
Distribution from net realized capital gains           (1.12)              --            (0.49)           (0.60)           (2.56)
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (1.12)              --            (0.49)           (0.60)           (2.56)
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $       22.57    $       20.58    $       12.79    $       21.78    $       20.69

TOTAL RETURN                                           15.38%           60.91%          (39.07)%           8.31%            4.44%

Net assets, end of period (thousands)          $     213,767    $     200,147    $     109,341    $     116,490    $     106,349
Net ratio of expenses to average net
assets(1)                                               1.59%            1.73%            1.81%            1.66%            1.67%
Gross ratio of expenses to average net assets           1.60%            1.83%            1.95%            1.97%            1.93%
Net ratio of net investment income/(loss) to
average net assets(1)                                  (1.31)%          (1.57)%          (1.52)%          (1.10)%          (1.41)%
Gross ratio of net investment income/(loss)
to average net assets                                  (1.32)%          (1.67)%          (1.66)%          (1.41)%          (1.67)%
Portfolio turnover rate                                  163%             220%             128%             167%             126%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.91% and (1.65)%, respectively, for 2000; 1.91% and (1.35)%, respectively, for 2001; 1.90% and (1.61)%, respectively, for 2002; 1.79% and (1.63)%, respectively, for 2003; and 1.59% and (1.31)%, respectively, for 2004. (Unaudited)

RS GLOBAL NATURAL RESOURCES FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS GLOBAL NATURAL RESOURCES FUND

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $       19.23    $       13.53    $       11.56    $       11.49    $        9.13

Net investment income/(loss)                           (0.02)           (0.01)           (0.06)           (0.09)           (0.06)
Net realized and unrealized gain/(loss)                 6.58             5.71             2.03             0.16             2.42
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        6.56             5.70             1.97             0.07             2.36

Distribution from net investment income                (0.04)              --               --               --               --
Distribution from net realized capital gains           (1.03)              --               --               --               --
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (1.07)              --               --               --               --
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $       24.72    $       19.23    $       13.53    $       11.56    $       11.49

TOTAL RETURN                                           34.43%           42.13%           17.04%            0.61%           25.85%

Net assets, end of period (thousands)          $     628,512    $     142,476    $      38,763    $      21,777    $      29,371
Net ratio of expenses to average net assets             1.50%            1.69%            1.77%            1.86%            1.98%
Gross ratio of expenses to average net assets           1.59%            1.76%            1.86%            1.97%            2.10%
Net ratio of net investment income/(loss) to
average net assets                                     (0.18)%          (0.13)%          (0.55)%          (0.58)%          (0.53)%
Gross ratio of net investment income/(loss)
to average net assets                                  (0.27)%          (0.20)%          (0.64)%          (0.69)%          (0.65)%
Portfolio turnover rate                                   97%             117%             159%             167%             159%

Per-share data has been determined by using the average number of shares outstanding throughout the period.

Distributions reflect actual per-share amounts distributed for the period.

RS INVESTORS FUND The Fund commenced operations on or after the date of this Prospectus; therefore no financial highlights table for the Fund is included.

RS PARTNERS FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS PARTNERS FUND

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $       27.70    $       17.82    $       17.67    $       15.72    $       11.96

Net investment income/(loss)                           (0.14)            0.06            (0.11)            0.04             0.09
Net realized and unrealized gain/(loss)                 8.89            11.54             0.33             2.57             3.67
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        8.75            11.60             0.22             2.61             3.76

Distribution from net investment income                   --            (0.02)              --               --               --
Distribution from net realized capital gains           (1.68)           (1.70)           (0.07)           (0.66)              --
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (1.68)           (1.72)           (0.07)           (0.66)              --
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $       34.77    $       27.70    $       17.82    $       17.67    $       15.72

TOTAL RETURN                                           31.81%           65.63%            1.23%           16.72%           31.44%

Net assets, end of period (thousands)          $   2,044,457    $     852,615    $     113,467    $      71,567    $      28,297
Net ratio of expenses to average net assets             1.49%            1.54%            1.88%            1.88%            1.90%
Gross ratio of expenses to average net assets           1.64%            1.60%            1.97%            2.04%            2.22%
Net ratio of net investment income/(loss) to
average net assets                                     (0.59)%           0.27%           (0.90)%          (0.07)%           0.73%
Gross ratio of net investment income/(loss)
to average net assets                                  (0.74)%           0.21%           (0.99)%          (0.23)%           0.41%
Portfolio turnover rate                                  108%              97%             166%             198%             134%

Per-share data has been determined by using the average number of shares outstanding throughout the period.

Distributions reflect actual per-share amounts distributed for the period.

RS Partners Fund is currently offered only to certain investors. See "Other Information About Purchasing Shares" on page 42.

RS VALUE FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

RS VALUE FUND

                                                        YEAR             YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED            ENDED
                                                    12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
Net asset value, beginning of period           $       17.03    $       10.26    $       10.12    $       11.03    $       10.00

Net investment income/(loss)                           (0.09)            0.04            (0.05)           (0.07)            0.02
Net realized and unrealized gain/(loss)                 5.08             6.73             0.19            (0.84)            1.01
                                               ---------------------------------------------------------------------------------
TOTAL OPERATIONS                                        4.99             6.77             0.14            (0.91)            1.03

Distribution from net investment income                (0.03)              --               --               --               --
Distribution from net realized capital gains              --               --               --               --               --
                                               ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (0.03)              --               --               --               --
                                               ---------------------------------------------------------------------------------

Net asset value, end of period                 $       21.99    $       17.03    $       10.26    $       10.12    $       11.03

TOTAL RETURN                                           29.31%           65.98%            1.38%           (8.25)%          10.30%

Net assets, end of period (thousands)          $     628,586    $     373,791    $      57,916    $      66,934    $      91,919
Net ratio of expenses to average net assets             1.49%            1.54%            1.67%            2.22%            2.22%
Gross ratio of expenses to average net assets           1.63%            1.69%            1.74%            2.26%            2.25%
Net ratio of net investment income/(loss) to
average net assets                                     (0.65)%           0.54%           (0.40)%          (0.59)%           0.19%
Gross ratio of net investment income/(loss)
to average net assets                                  (0.79)%           0.39%           (0.47)%          (0.63)%           0.16%
Portfolio turnover rate                                  147%             129%             125%             131%             117%

Per-share data has been determined by using the average number of shares outstanding throughout the period.

Distributions reflect actual per-share amounts distributed for the period.

PRIVACY POLICY

RS INVESTMENTS PRIVACY POLICY
(THE INFORMATION ON THIS PAGE IS NOT PART OF THE PROSPECTUS.)

OUR POLICY

Your privacy is very important to RS Investments.

We consider customer privacy to be fundamental to our relationship with investors. We are committed to maintaining the confidentiality, integrity, and security of investors' personal information. It is therefore our policy to respect the privacy of current and former investors and to protect personal information entrusted to us. We have established internal policies to protect this confidentiality, while allowing us to serve investor needs.

INFORMATION WE COLLECT

In the course of providing products and services, we collect nonpublic personal information about our investors from sources such as account applications, other account forms, and transactions made with us, and information captured on our Web site. The information we collect may include, for example:

- information we receive from you on applications or other forms, such as name, address, e-mail address, age, Social Security Number, and name of beneficiary,
- information about your transactions with us, our affiliates, and others, such as account balances and the purchase and sale of securities.

ACCESSING YOUR INFORMATION

We do not sell personal information to anyone. We restrict access to nonpublic personal information about our investors to employees and service providers involved in administering and servicing investor accounts. We do not disclose, and do not reserve the right to disclose, nonpublic personal information about our present or former investors except as permitted by law.

We maintain physical, electronic, and procedural safeguards to guard the nonpublic information of our investors. An investor's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet. The policies and practices listed above apply to both current and former investors.

ADDITIONAL QUESTIONS

Our relationship with you is one of our most vital assets. We recognize that you have entrusted us with your private financial information, and we will do our utmost to maintain that trust. For additional questions concerning this policy, please contact us by e-mail at funds@RSinvestments.com or call us at 1-800-766-FUND (3863).

PFPC Distributors, Inc., distributor.

INVESTING WITH RS

There are several ways to invest with RS Funds. Please read the Prospectus carefully before investing or sending money. Then, review the chart below for the investing option that you prefer.

METHOD                               TO OPEN AN ACCOUNT                     TO ADD TO AN ACCOUNT
------                               ------------------                     --------------------
                                     MINIMUM INVESTMENT AMOUNT:             MINIMUM INVESTMENT AMOUNT:
                                     $5,000 (regular account)               $1,000 (regular account)
                                     $1,000 (IRAs and                       $250 (IRAs and
                                     gift/transfer-to-minor accounts)       gift/transfer-to-minor
                                                                            accounts)
                                                                            $100 (automatic investment plans)

WEB [GRAPHIC]                        New and current investors may          Current investors may add to
www.RSinvestments.com                invest up to $50,000 online.           their investment by logging
                                     Click the ESTABLISH NEW ACCOUNT        into their account and
                                     button on the MY ACCOUNT page.         clicking the BUY SHARES
                                                                            button.

PHONE [GRAPHIC]                      You may not use telephone              Once you have established
1-800-766-FUND (3863)                transactions for initial               banking information on your
                                     purchases of a Fund's shares.          account, you can call this
                                                                            number and SPEAK WITH A
                                                                            SHAREHOLDER SERVICES
                                                                            REPRESENTATIVE live OR go
                                                                            through our AUTOMATED PHONE
                                                                            SYSTEM and proceed with
                                                                            purchasing shares in the
                                                                            amount you wish to invest.

MAIL [GRAPHIC]                       Send a COMPLETED APPLICATION and       Mail your check with an
REGULAR:                             a CHECK MADE PAYABLE TO RS             INVESTMENT STUB FORM detached
BOSTON FINANCIAL DATA SERVICES       INVESTMENT TRUST.                      from your confirmation or
P.O. BOX 219717                                                             quarterly statement.
KANSAS CITY, MO 64121-9717

OVERNIGHT:
BOSTON FINANCIAL DATA SERVICES
330 WEST 9TH STREET, FIRST FLOOR
KANSAS CITY, MO 64105-1514

WIRE [GRAPHIC]                       FIRST (new shareholders only),         SECOND, instruct your bank to
1-800-766-FUND [3863]                provide Boston Financial Data          wire the specified amount,
                                     Services with details of your          along with your account name
SEE PAGE 41 FOR DETAILED             wire (name, mailing (and street)       and number, to the bank
INSTRUCTIONS.                        address, Social Security Number,       specified on page 41.
                                     birth date, amount being wired, name
                                     of your wiring bank, and name and
                                     telephone number of a contact person
                                     at the wiring bank) by completing an
                                     account Application and sending it
                                     via regular mail. No purchase of
                                     shares by wire will be effected
                                     until the Funds' Transfer Agent has
                                     received your completed and signed
                                     Application.

Please see pages 40-42 for more detailed information.

(THE INFORMATION ON THIS PAGE IS NOT PART OF THE PROSPECTUS.)

                                          RS FUNDS
                                          PHONE: 1-800-766-FUND (3863)
                                          WEB: www.RSinvestments.com
                                          E-MAIL: funds@rsinvestments.com

                                          24-HOUR ACCOUNT ACCESS
                                          PHONE: 1-800-624-8025
                                          WEB: Enter MY ACCOUNT On
                                          RS Investments' Web Site

RS FUNDS

FUND NAME (DATE OF INCEPTION)                  TICKER SYMBOL       PORTFOLIO MANAGER(S)
RS DIVERSIFIED GROWTH FUND (8/1/96)            RSDGX               John Seabern

RS EMERGING GROWTH FUND (11/30/87)             RSEGX               Jim Callinan

RS GROWTH FUND (5/12/92)                       RSGRX               John Wallace

THE INFORMATION AGE FUND(R)(11/15/95)          RSIFX               Steve Bishop,
                                                                   Wendell Laidley, Allison Thacker

RS INTERNET AGE FUND(R)(12/1/99)               RIAFX               Steve Bishop,
                                                                   Wendell Laidley, Allison Thacker

RS MIDCAP OPPORTUNITIES FUND (7/12/95)         RSMOX               John Wallace

RS SMALLER COMPANY GROWTH FUND (8/15/96)       RSSGX               Bill Wolfenden

RS GLOBAL NATURAL RESOURCES FUND (11/15/95)    RSNRX               Andy Pilara, MacKenzie Davis

RS INVESTORS FUND (11/15/05)                   RSINX               Andy Pilara, David Kelley, Joe Wolf

RS PARTNERS FUND (7/12/95)                     RSPFX               Andy Pilara, David Kelley, Joe Wolf

RS VALUE FUND (6/30/93)                        RSVAX               Andy Pilara, David Kelley, Joe Wolf

Refer to the accompanying Prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; and investing in companies in natural resources industries. Please read it carefully before investing.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS: To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact them directly. We will begin sending you individual copies 30 days after receiving your request.

(THE INFORMATION ON THIS PAGE IS NOT PART OF THE PROSPECTUS.)

        CALL 1-800-766-FUND | www.RSinvestments.com | 388 MARKET STREET
                             SAN FRANCISCO CA 94111

ADDITIONAL INFORMATION

The Trust's Statement of Additional Information (SAI) dated May 1, 2005, as revised November 15, 2005, and annual and semiannual reports to shareholders contain additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Trust's annual report discusses the market conditions and the investment strategies that significantly affected each Fund's performance during its past fiscal year. You may obtain free copies of these materials, request other information about the Funds, or make shareholder inquiries by writing to the Trust at the address above or by calling 1-800-766-FUND (3863). Some of the information described above, including the SAI, shareholder reports, and periodic disclosure of portfolio holdings, is available, free of charge, on RS Investments' Web site at www.RSinvestments.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Funds. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Funds on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-05159.

Investment Company Act File No. 811-05159

[RS INVESTMENTS LOGO]

P533 534691